2Q17 Update

2Q17 Financial Update  Completed $55 million capital raise June 8, 2017  Overallotment exercised July, 2017 of $5.8 million bringing total to $61 million  Quarterly loss of $6.2 million, $0.51 per diluted share  Materially consistent with estimates made in June, 2017 offering  Loan loss provision of $12.5 million, or $0.66 per share  Restructuring charges of $2.4 million (pre-tax), or $0.13 per share after- tax  Severance and retention - $1.3 million  Branch write-downs $1.0 million  Estimated 3Q17 additional write-downs for branches $1.0 million  Dramatically stronger capital levels post quarterly loss  After capital raise and quarterly loss, Tangible Common Equity/Tangible Assets increased from 6.8% to 9.2%  Cash at Holding Company of $58 million at June 30, 2017 2

2Q17 Financial Update (cont’d)  Other key operating metrics  Loans declined $31.7 million  Payoff/paydown of $29.3 million of classified relationships  Continued paydown of energy portfolio  Charge-offs of $9.6 million of loans rated as classified at March 31, 2017.  3Q 2017 QTD growth of $19.4 million  Core Deposits remain stable at 90% of deposit mix with low funding cost of 0.34%  Core Net Interest Margin of 4.09% vs. 4.11% for 1Q17  Core Noninterest Expense of $17.2 million – no change from 1Q17  2Q17 Pre-Tax, Pre-Provision earnings, operating $6.2 million vs. $5.9 million for 1Q17 3

2Q17 Developments  Completed management transition and reorganization  Completed 3rd party review of loan portfolio  Announced realignment of branch network  Closing of 7 branches and sale of 2 branches  Commenced discussions with regulators regarding repayment of SBLF  Entered into Written Agreement with OCC on July 19, 2017  No new or unanticipated provisions - agreement is consistent with disclosures made during capital raise  Asset Quality, Risk Management, Strategic Planning, ALLL  No lending or funding restrictions  Implementation of provisions over next 90 days with assistance of regulatory advisory firm 4

2Q17 Asset Quality Summary  Loan loss reserve/loans 1.99% at 6/30/17  2Q17 Loan Loss Provision of $12.5 million  Total net charge-offs for quarter $12.4 million  Includes $9.4 million of charge-offs on four collateral dependent loans on non-accrual  Charge-offs on collateral dependent loans – more aggressive approach consistent with regulatory guidance  Non-performing assets $56.4 million at 6/30/17 vs. $58.9 million at 3/31/17  Classified/Capital (Bank Level) was 72.0% vs. 73.0% at 3/31/17  Energy loans decreased $23.0 million to 16.8% of loans, down from 18.2% at 3/31/17 5

2Q17 Asset Quality (cont’d)  Reconciliation of provision expense, net charge-offs and reserves for 2Q17 versus estimates in capital raise 6 Actual Original 2Q17 Estimate (1) Difference Explanation 1. Loan Loss Provision Normal Course Provision (2) 3,788 3,800 (12) Additional Impairments (3) 5,746 5,200 546 Final impairments based on review of new info and adjustments to collateral values Change in Qualitative Factors 2,966 3,000 (34) Charge-offs on collateral dependent loans of approx $9.4 million increased hist. loss factors beyond original estimate & decrease in average Total Loan Loss Provision 12,500 12,000 500 price of oil from 1Q 2. Net Charge-Offs 12,404 3,800 8,604 Charge-offs on collateral dependent loans ($9.4 million) net of lower than expected June NCO's of $0.8 million 3. Loan Loss Reserve 24,674 32,800 (8,126) Primarily due to charge-offs on collateral dependent loans % of loans 1.99% 2.60% -0.61% Notes: (1) Per Free Writing Prospectus dated 6/8/17 in connection with common equity offering - all estimated amounts based on high end of range (2) Normal Course Provision represents high estimate of expected loan loss provision absent consideration of loan loss estimate from loan review and anticipated changes in qualitative factors (3) Original Estimate for Impairments was based on results of 3rd party loan review (High estimate of $5.2 million).

2Q17 Energy Highlights  Energy outstandings down $23 million in 2Q, or 9.9%, to $209 million  16.8% of loans, down from 18.2% at 3/31/17  Direct C&I – 82% of balances, Indirect – 18% (CRE and RRE)  C&I Wtd Average Maturity – 3.1 years  Reserves on C&I energy loans 6.4%; Other energy related 1.0%  Energy reserve stands at 5.4% of energy loans at 6/30/17  Three energy-related C/Os during quarter totaling $6.0 million  Five new energy-related impairments totaling $2.3 million were identified during 2Q and two impairment charges of $256,000 were recorded related to an existing impaired loan identified prior to 2Q17  Cycle to date NCO’s - $10.0 million or 3.76% of 12/31/14 energy loans 7

2Q17 Energy Highlights (cont’d)  Total criticized energy loans 44.7% of total energy loans  vs. 48.1% at 3/31/17  Total criticized down $18.0 million to $93.5 million (down 16.1%)  Seven energy-related rating changes during quarter  2 relationships downgraded to Special Mention (SM) - $1.4 million  4 relationships downgraded to Substandard (SS) - $5.7 Million  1 relationship totaling $195,000 was upgraded to Pass  2 Shared National Credits – $12.9 million or 6.1% of energy loans  Unfunded Commitments – Only 22% of outstanding balances  $46.1 million at 6/30/17 - Utilization rate of 53.4% vs. 56.7% at 3/31/17  A/R – 77% of commitments, Equipment 10%, CRE 8%  A/R customers have lockbox agreements and/or at minimum provide monthly borrowing base certificates  Houston non-owner occupied CRE - $29.5 million, 2.3% of total loans 8

Energy Portfolio as of 6/30/2017 (*) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices ($’s in Millions) 9 Collateral Total $’s (Millions) % of Energy Portfolio # of Loans # of Relationships Avg $ per Relationship Wt'd Avg Maturity (Yrs) Accounts Receivables $ 43.4 20.8% 63 59 $ 0.7 0.2 Barges, Crew Boats, Marine Vessels 51.2 24.5% 27 20 2.6 5.5 Equipment 69.5 33.3% 167 83 0.8 3.3 Inventory 2.1 1.0% 6 6 0.4 1.7 CD/Mkt. Securities 2.3 1.1% 14 12 0.2 1.2 All Other 3.0 1.4% 75 66 0.0 0.0 Sub Total C & I $ 171.5 82.1% 352 246 $ 0.7 3.1 Commercial Real Estate 33.7 16.1% 66 53 0.6 12.5 Consumer Real Estate 3.3 1.6% 41 36 0.1 10.7 Other 0.3 0.2% 20 20 0.0 0.0 Sub Total Non C & I $ 37.3 17.9% 127 109 $ 0.3 12.3 Total $208.8 100.0% 479 355 $ 0.6 4.7

Past Due Energy Loans as of 6/30/2017 (*) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices > 30 days + nonaccruals = 13.56% of energy loans ($’s in Millions) 10 Collateral Total $’s (Millions) % of Energy Portfolio Total Past Due $’s (Millions) % of Energy Portfolio 0-29 30-59 60-89 90+ Non- Accruals Accounts Receivables $ 43.4 20.8% $ 5.47 2.6% $ 4.03 - - - $ 1.44 Barges, Crew Boats, Marine Vessels 51.2 24.5% 12.07 5.8% 0.26 - - - 11.80 Equipment 69.5 33.3% 12.64 6.1% 0.47 1.00 - - 11.17 Commercial Real Estate 33.7 16.1% 2.60 1.2% 0.90 - - - 1.70 Consumer Real Estate 3.3 1.6% 0.23 0.1% 0.04 - - - 0.19 Inventory 2.1 1.0% 0.99 0.5% - - - - 0.99 CD/Mkt. Securities 2.3 1.1% 0.51 0.2% 0.51 - - - - All Other 3.3 1.6% 0.23 0.1% 0.23 - - - 0.01 Total $ 208.8 100.0% $ 34.74 16.6% $ 6.44 $ 1.00 $ - $ - $ 27.31 Accruing – Past Due ($ Millions)

Energy Loans by Risk Rating & Loan Type as of 6/30/2017 (*) ($’s in Millions) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 11 Risk Rating Rating # C & I R/E Comm Consumer Real Estate CD/Mkt. Securities Other 2Q17 Total 2Q17 % of Energy Portfolio 1Q17 Total 1Q17 % of Energy Portfolio Prime 1 - - - $ 0.7 - $ 0.7 0.4% $ 1.2 0.5% Excellent 2 0.0 0.1 - 1.0 - 1.1 0.5% 0.9 0.4% Above Average 3 26.9 1.9 0.1 - 0.0 28.9 13.8% 33.1 14.3% Satisfactory 4 60.9 19.3 2.4 0.5 1.4 84.6 40.5% 85.0 36.7% Total Pass Rated $ 87.9 $ 21.3 $ 2.4 $ 2.3 $ 1.4 $ 115.3 55.2% $ 120.2 51.9% Other Assets Special Mention 5 2.7 - 0.6 - - 3.3 1.6% 6.3 2.7% Substandard 6 78.6 11.2 0.4 - 0.0 90.2 43.2% 105.2 45.4% Doubtful 7 0.0 - - - - 0.0 0.0% 0.0 0.0% Total $ 169.2 $ 32.4 $ 3.5 $ 2.3 $ 1.4 $ 208.8 100.0% $ 231.8 100.0%

Energy Loans by Risk Rating & Collateral as of 6/30/2017 (*) ($’s in Millions) *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 12 Collateral Pass Other Assets Special Mention Substandard Doubtful 2Q17 Total 2Q17 % of Energy Portfolio 1Q17 Total 1Q17 % of Energy Portfolio Accounts Receivables $ 18.8 $ 1.1 $ 23.5 - $ 43.4 20.8% $ 51.7 22.3% Barges, Crew Boats, Marine Vessels 21.6 - 29.6 - 51.2 24.5% 61.1 26.3% Equipment 44.3 0.8 24.4 - 69.5 33.3% 73.0 31.5% Commercial Real Estate 22.5 - 11.2 - 33.7 16.1% 34.9 15.1% Real Estate 2.3 0.6 0.4 - 3.3 1.6% 3.4 1.5% Inventory 0.4 0.8 1.0 - 2.1 1.0% 2.0 0.9% CD Secured 2.3 - - - 2.3 1.1% 2.2 0.9% All Other 3.2 0.0 0.0 0.0 3.3 1.6% 3.5 1.5% Total $ 115.3 $ 3.3 $ 90.2 $ 0.0 $ 208.8 100.0% $ 231.8 100.0%

Energy Loans by Type of Facility as of 6/30/2017 (*) * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 13 Facility Type Bal 06.30.17 ($'s in Millions) % of Energy Portfolio Bal 03.31.17 ($'s in Millions) % of Energy Portfolio Net Change 2Q17 Closed-End LOC $ 146.1 70.0% $ 158.5 68.4% - $12.4 Revolving LOC 57.1 27.3% 68.2 29.4% - 11.1 Other 5.7 2.7% 5.1 2.2% 0.5 Total $ 208.8 100.0% $ 231.8 100.0% - $ 23.0

Energy Loans Unfunded Commitment as of 6/30/2017 (*) * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices Combined utilization rate (including straight lines of credit) was 53.4% compared to 56.7% at 03/31/2017. Revolving Lines of Credit ($’s in Millions) 14 Collateral Original Line Amount Current Balance Unfunded Amount Accounts Receivables $ 77.6 $ 42.3 $ 35.3 Barges, Crew Boats, Marine Vessels 0.3 0.3 - Equipment 16.4 11.6 4.8 Commercial Real Estate 4.4 0.5 3.9 Real Estate 0.4 0.4 0.0 Inventory 0.8 0.8 - CD Secured 1.8 0.7 1.1 All Other 1.5 0.6 0.9 Total $ 103.2 $ 57.1 $ 46.1

Reconciliation of Non-GAAP Measures 15 6/30/2017 3/31/2017 Tangible Common Equity to Tangible Assets Total equity 261,570$ 216,062$ Less preferred equity 41,092 41,110 Total common equity 220,478$ 174,952$ Less intangible assets 46,239 46,516 Tangible common equity A 174,239$ 128,436$ Total assets 1,945,569$ 1,934,939$ Less intangible assets 46,239 46,516 Tangible assets B 1,899,330$ 1,888,423$ Tangible common equity to tangible assets A/B 9.2% 6.8% Core Net Interest Margin Net interest income (FTE) 18,442$ 18,279$ Less purchase accounting adjustments (380) (274) Net interest income, net of purchase accounting adjustments C 18,062$ 18,005$ Total average earnings assets 1,768,862$ 1,773,647$ Add average balance of loan valuation discount 1,720 1,964 Average earnings assets, excluding loan valuation discount D 1,770,582$ 1,775,611$ Core net interest margin C/D 4.09% 4.11% Core Noninterest expense Total noninterest expense 19,604$ 17,230$ Severance and retention accruals (1,341) - One-time charge related to discontinued branch projects (465) - Write-down of assets held for sale (570) - Total core noninterest expense 17,228$ 17,230$ Pre-tax, Pre-provision Earnings, Operating Earnings (loss) before income taxes (8,635)$ 3,080$ Severance and retention accruals 1,341 - One-time charge related to discontinued branch projects 465 - Write-down of assets held for sale 570 - Net gain on sale of securities (3) (6) Provision for loan losses 12,500 2,800 Pre-tax, pre-provision earnings, operating 6,238$ 5,874$ For the Quarter Ended